As filed with the Securities and Exchange Commission on August 16, 2006
Registration No. 333-135753

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.___	☒ Post-Effective Amendment No. 1

(Check appropriate box or boxes)

Country Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1705 Towanda Avenue, Bloomington, Illinois 61702
(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (309) 557-2629

Virginia Eves, Esq.
Office of the General Counsel
1701 Towanda Avenue
Bloomington, Illinois 61702
(Name and Address of Agent for Service)

Copy to:

David J. Harris, Esq.
Dechert LLP
1775 I Street, NW
Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Country Mutual Funds Trust

Country Balanced Fund

1705 Towanda Avenue
Bloomington, Illinois 61702

1 (800) 245-2100

Special Meeting of Shareholders to be held September 18, 2006

Dear Shareholder:

Your Board of Trustees has called a Special Meeting of Shareholders (“Special Meeting”) of COUNTRY Balanced Fund (“Balanced Fund”), which is scheduled for 1:00 p.m., Central time, on September 18, 2006 at Earl Smith Hall, the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois 61702.

The Board of Trustees of COUNTRY Mutual Funds Trust, a Delaware statutory trust (the “Trust”) of which the Balanced Fund is a series, recommends that the Balanced Fund be combined with the COUNTRY Growth Fund (“Growth Fund”), also a series of the Trust, in a tax-free reorganization (“Reorganization”). No sales charges or redemption fees will be imposed in connection with the Reorganization.

If approved by shareholders, you will become a shareholder of the Growth Fund on the date that the Reorganization occurs. The Board believes that shareholders of the Balanced Fund would benefit from combining the Funds in that it may result in a fund with a larger asset base which may provide greater investment opportunities and may benefit from economies of scale over the long term.

You are being asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

After careful consideration, the Board of Trustees of the Trust unanimously approved this proposal and recommends that Balanced Fund shareholders vote “FOR” the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Balanced Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on September 18, 2006. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1 (800) 245-2100. We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.
(2) Call the 1-800 number that appears on your proxy card.	(2) Go to the website on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely Philip T. Nelson
President COUNTRY Mutual Funds Trust

Country Mutual Funds

Country Balanced Fund

1705 Towanda Avenue
Bloomington, Illinois 61702

1 (800) 245-2100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of COUNTRY Balanced Fund
To Be Held on September 18, 2006

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the COUNTRY Balanced Fund (“Balanced Fund”), a series of COUNTRY Mutual Funds Trust (the “Trust”), will be held at Earl Smith Hall in the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois 61702 on September 18, 2006, at 1 p.m., Central time.

At the Special Meeting you will be asked to consider and approve the following proposals:

(1)          To approve a Plan of Reorganization providing for (i) the acquisition of all of the assets of the Balanced Fund by the COUNTRY Growth Fund (“Growth Fund”), a series of the Trust, in exchange for shares of the Balanced Fund and the assumption of all liabilities of the Balanced Fund by the Growth Fund and (ii) the subsequent termination and liquidation of the Balanced Fund;

(2)           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you are the record owner of shares of the Balanced Fund as of the close of business on August 3, 2006 (“Record Date”). If you attend the Special Meeting, you may vote your shares in person. If you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or follow the instructions on the proxy card in order to vote by telephone or Internet as soon as possible.

Your vote is very important to us. If you have any questions, please contact the COUNTRY Mutual Funds Trust for additional information by calling toll-free 1 (800) 245-2100.

By order of the Board of Trustees

Paul M. Harmon Secretary

August 17, 2006

PROXY STATEMENT/PROSPECTUS

August 16, 2006

Country Mutual Funds Trust

Country Growth Fund

1705 Towanda Avenue
Bloomington, Illinois 61702

1 (800) 245-2100

Special Meeting of Shareholders of
COUNTRY Balanced Fund
to be held September 18, 2006

INTRODUCTION

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of COUNTRY Mutual Funds Trust (the “Trust”) of which the COUNTRY Balanced Fund (“Balanced Fund”) is a series, for a Special Meeting of Shareholders of the Balanced Fund (“Special Meeting”). The Special Meeting will be held at Earl Smith Hall in the Illinois Agricultural Association building 1701 Towanda Avenue, Bloomington, Illinois 61702 on September 18, 2006, at 1p.m., Central time. As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of the Balanced Fund into the COUNTRY Growth Fund (“Growth Fund”), also a series of the Trust (each a “Fund” and collectively the “Funds”).

Because Shareholders of the Balanced Fund are being asked to approve the Plan of Reorganization that will result in a transaction in which the Balanced Fund Shareholders will ultimately hold shares of the Growth Fund, this Proxy Statement also serves as a Prospectus for the Growth Fund. The Funds each offer two classes of shares: Class A and Class Y. Holders of Class A shares of the Balanced Fund will receive an amount of Class A shares of the Growth Fund equal in value to their Class A Balanced Fund shares. Holders of Class Y shares of the Balanced Fund will receive an amount of Class Y shares of the Growth Fund equal in value to their Class Y Balanced Fund Shares.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Plan of Reorganization. A Statement of Additional Information (“SAI”) relating to this Proxy Statement dated August 12, 2006 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Funds, see the Prospectus and SAI for the Funds which have been filed with the SEC, each dated October 31, 2005, as supplemented, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information and which have been filed with the SEC. The annual report dated June 30, 2005 and the semi-annual report dated December 31, 2005 for each of the Funds are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to the Proxy Statement, annual report and semi-annual report for each of the Funds without charge by contacting COUNTRY Mutual Funds Trust, 1705 Towanda Avenue, Bloomington, Illinois 61702 or call toll-free 1-(800)-245-2100.

You can copy and review information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Country Mutual Funds Trust

TABLE OF CONTENTS

Page
SYNOPSIS	1

The Reorganization	1
Board Recommendation	2
The Trust	2
Comparison of Investment Objectives, Strategies and Management	2
Comparison of Fees and Expenses	3
Relative Performance	5

COMPARISON OF PORTFOLIO CHARACTERISTICS	6

COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	7

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES	7

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS	7

Investment Objectives	7
Principal Investment Strategies	7
Risk Factors	8
Distinct Risks and Investment Restrictions of the Balanced Fund and the Growth Fund	8
Investment Restrictions	9

INFORMATION ABOUT THE REORGANIZATION	9

The Plan of Reorganization	9
Reasons for the Reorganization and Board Considerations	9
Tax Considerations	10
Expenses of the Reorganization	11

ADDITIONAL INFORMATION ABOUT THE GROWTH FUND	11

Investment Advisor	11
Portfolio Managers	11
Performance of the Growth Fund	12

ADDITIONAL INFORMATION ABOUT THE FUNDS	13

Financial Highlights	13
Form of Organization	14
Distributor	14
Dividends and Other Distributions	14
Capitalization	14

OTHER BUSINESS	15

GENERAL INFORMATION	15

Solicitation of Votes	15
Quorum	15
Vote Required	16
Effect of Abstentions and Broker “Non-Votes”	16
Adjournments	16
Future Shareholder Proposals	16
Information About the Funds	17

EXHIBIT A Form of Plan of Reorganization	A-1

EXHIBIT B Your Investment	B-1

EXHIBIT C Financial Highlights Information of the Growth Fund	C-1

EXHIBIT D Additional Information Regarding the Growth Fund	D-1

SYNOPSIS

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund’s prospectus.

The Reorganization

At a meeting on June 29, 2006, the Board of Trustees approved the Plan of Reorganization. Subject to the approval of the shareholders of the Balanced Fund, the Plan of Reorganization provides for:

●	the transfer of all of the assets of the Balanced Fund to the Growth Fund in exchange for shares of beneficial interest of the Growth Fund;
●	the assumption by the Growth Fund of all of the liabilities of the Balanced Fund;
●	the distribution of Growth Fund shares to the shareholders of the Balanced Fund; and
●	the complete termination and liquidation of the Balanced Fund
The Reorganization is scheduled to be effective upon the close of business on September 22, 2006, or on a later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Balanced Fund will become the owner of the number of full and fractional shares of the Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Balanced Fund shares as of the close of business on the Closing Date. See “INFORMATION ABOUT THE REORGANIZATION” below. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other COUNTRY Mutual Funds with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. It is expected that the Reorganization will be a tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION - Tax Considerations” below.

In considering whether to approve the Reorganization, you should note that:

●
As described below, the Balanced Fund has investment objectives and policies that are comparable in many respects to those of the Growth Fund. The Growth Fund’s policies do, however, differ in certain respects, including the Fund’s greater focus on equity securities as opposed to fixed-income instruments;

●	The Funds have the same purchase options, exchange rights and redemption procedures. For additional information on purchase and redemption procedures, see “Your Investment” at Exhibit B.
●	The Funds have the same investment manager and many of the same portfolio managers; and
●	The Growth Fund is the larger fund ($212 million versus $24 million as of May 31, 2006).
●	Due to the Growth Fund's greater focus on equity securities, income is not a part of its investment objective.
●	Due to the Growth Fund's greater focus on equity securities, it is subject to greater stock market risk exposure than the Balanced Fund.

Approval of the Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Balanced Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement/Prospectus with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. See “GENERAL INFORMATION ” below.

Board Recommendation

For the reasons set forth below under “Reasons for the Reorganization and Board Considerations,” the Board, including all of the Independent Trustees, has concluded that the Reorganization would be in the best interests of the Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Plan of Reorganization for approval to you, the shareholders of the Balanced Fund. The Board recommends that you vote FOR the Reorganization.

The Trust

The Balanced Fund is a series of COUNTRY Mutual Funds Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust. The Growth Fund is also a series of the Trust. The Trust offers redeemable shares in different classes and/or series. Each Fund offers two classes of shares: Class A and Class Y.

Comparison of Investment Objectives, Strategies and Management

This section will help you compare the investment objectives and principal investment strategies of the Funds. Please be aware this is only a brief discussion. More information may be found in each Fund’s prospectus.

	Balanced Fund	Growth Fund
Investment Objective	Growth of capital and current income.	Growth of capital. Dividend income, if any, will be incidental to this goal.
Principal Investment Strategies

The Fund invests in a mix of stocks and bonds. Stocks include common, preferred and convertible preferred. Bonds include convertibles, short-term interest bearing obligations, U.S. Government securities, corporate, mortgage-backed and asset-backed securities. The Fund’s mix of stocks and bonds varies in response to market conditions, investment outlooks and risk/reward characteristics of the two asset classes. The Balanced Fund ordinarily limits its common stock investments to no more than 75% of total assets. The Fund ordinarily invests at least 25% of its total assets in fixed-income securities. Although usually the majority of the Fund’s assets are invested in common stocks, the Fund may choose to invest as much as 75% of its total assets in fixed-income securities, including short-term securities. In order to manage risk, the Fund will be invested in securities representing a number of different industries.

The common stocks and equity securities purchased are primarily those of well-established, large-capitalized companies (which generally have $5 billion of market value or more) that are determined to have above average long-term growth potential. In selecting stocks, the portfolio managers identify factors, both on company-specific and macroeconomic levels, which can provide opportunities for certain firms or industries to achieve above average growth in earnings. Other considerations in stock selection include opportunities for growth in sales, revenues and cash flow, manageability of debt levels and capital structure, corporate profitability and competitive position relative to other companies. Additionally, the stock must fit into the existing portfolio scheme and contribute to the overall diversification of the portfolio. This is a growth-oriented strategy. Current income is not a significant factor in stock selection.

The Fund invests primarily in common stocks of well-established, large-capitalized companies (which generally have $5 billion of market value or more) that are determined to have above average long-term growth potential. In selecting stocks, the portfolio managers identify factors, both on company-specific and macroeconomic levels, which can provide opportunities for certain firms or industries to achieve above average growth in earnings. Other considerations in stock selection include opportunities for growth in sales, revenues, and cash flow, manageability of debt levels and capital structure, corporate profitability, and competitive position relative to other companies. Additionally, the stock must fit into the existing portfolio scheme and contribute to the overall diversification of the portfolio. This is a growth-oriented strategy. Current income is not a significant factor in stock selection.

The Fund may also invest in fixed-income securities of any maturity such as convertible bonds and convertible preferred stocks when the portfolio managers believe the risk/reward characteristics of such issues warrant such action. The fixed-income securities will be rated at the time of purchase within the four highest grades assigned by independent rating agencies or in non-rated equivalents.

	Balanced Fund	Growth Fund

Bond purchases are based on maturity and quality. The ones chosen offer the best return relative to the risk taken. The focus of the Fund is on intermediate bonds with market value weighted average maturities of three to ten years. If the portfolio managers believe that interest rates may decline, longer maturity issues (maturities greater than five years) will be purchased. Conversely, when the portfolio managers believe that interest rates may rise, emphasis is placed on shorter maturities (maturities less than three years).

The Fund will invest in corporate debt securities. These securities will be within the four highest grades assigned by independent rating agencies or in non-rated equivalents. The commercial paper in which the Fund may invest will be in the top two grades assigned by independent rating agencies or in non-rated equivalents.

Investment Advisor	COUNTRY Trust Bank	COUNTRY Trust Bank
Portfolio Managers	John D. Enlund, Bruce Finks, John Jacobs, Chad Moser, Derek Vogler and Gregory M. Winn.	John D. Enlund, Bruce Finks, Chad Moser, Derek Vogler and Gregory M. Winn.

As you can see from the above chart, both Funds invest in common stocks of large-capitalized companies and employ the same growth oriented strategy for the equity portions of their portfolios. The primary difference between the Funds is that the Growth Fund is focused largely on stocks and does not seek current income as part of its investment objective. Both Funds may invest in fixed income securities. The Balanced Fund focuses on intermediate bonds with market value weighted maturities of three to ten years while the Growth Fund may invest in fixed income securities of any maturity.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. The pro forma line items show expenses of the Growth Fund as if the Reorganization had occurred on June 30, 2006. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund’s fiscal year ended June 30, 2006. Pro forma numbers are estimated in good faith and are hypothetical.

Class A Shares

Shareholder Fees (fees paid directly from your investment)	Balanced Fund	Growth Fund	Pro Forma Combined Growth Fund
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	5.5%	5.5%	5.5%
Maximum Deferred Sales Load (as a percentage of offering price)	None	None	None
Maximum Sales Load on reinvested dividends (as a percentage of offering price)	None	None	None
Redemption Fees	None	None	None
Exchange Fee (by telephone)	$5	$5	$5
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Balanced Fund	Growth Fund	Pro Forma Combined Growth Fund
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.12%	0.09%	0.10%
Other Expenses	0.53%	0.41%	0.33%
Total Annual Fund Operating Expenses	1.40%	1.25%	1.18%
Waiver of Fund Expenses	(0.02)%*	(0.02)%*	(0.01)%*
Net Expenses	1.38%	1.23%	1.17%

*
Certain service providers have contractually agreed to waive fees until October 31, 2008 so that all custody fees are waived. The fee waiver may be terminated at any time after October 31, 2008 at the discretion of the service providers.

Class Y Shares

Shareholder Fees (fees paid directly from your investment)	Balanced Fund	Growth Fund	Pro Forma Combined Growth Fund
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Load (as a percentage of offering price)	None	None	None
Maximum Sales Load on reinvested dividends (as a percentage of offering price)
Redemption Fees	None	None	None
Exchange Fee (by telephone)	$5	$5	$5
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Balanced Fund	Growth Fund	Pro Forma Combined Growth Fund
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.12%	0.09%	0.10%
Other Expenses	0.53%	0.41%	0.37%
Total Annual Fund Operating Expenses	1.40%	1.25%	1.18%
Waiver of Fund Expenses	(0.02)%*	(0.02)%*	(0.01)%*
Net Expenses	1.38%	1.23%	1.17%

* Certain service providers have contractually agreed to waive fees until October 31, 2008 so that all custody fees are waived. The fee waiver may be terminated at any time after October 31, 2008 at the discretion of the service providers.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Investment Advisor and other service providers. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years
Balanced Fund
Class A	$683	$963	$1,268	$2,132
Class Y	$140	$437	$760	$1,674

Growth Fund
Class A	$668	$919	$1,193	$1,973
Class Y	$125	$390	$680	$1,506

Pro Forma Combined Growth Fund
Class A	$663	$901	$1,160	$1,900
Class Y	$119	$372	$646	$1,429

Relative Performance

The following table shows the average annual total return for Class Y shares of each Fund and its comparative index or indexes and an index of comparable funds over the last ten years. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

Calendar Year Ended	Balanced Fund	S&P 500 Index(1)	Merrill Lynch U.S. Domestic Master Bond Index(2)	Lipper Balanced Funds Average(3)	Growth Fund	S&P 500 Index(1)	Lipper Large Cap Core Funds Average(4)
1996	12.96%	22.96%	3.59%	13.74%	22.01%	22.96%	NA
1997	17.94%	33.36%	9.66%	18.94%	19.71%	33.36%	NA
1998	11.88%	28.58%	8.87%	13.52%	17.50%	28.58%	NA
1999	13.40%	21.04%	-0.96%	8.70%	21.55%	21.04%	22.31%
2000	5.08%	-9.10%	11.73%	1.53%	5.54%	-9.10%	-8.96%
2001	-2.83%	-11.83%	8.33%	-4.39%	-6.87%	-11.83%	-13.81%
2002	-10.69%	-22.10%	10.41%	-11.71%	-18.36%	-22.10%	-23.48%
2003	16.83%	28.69%	4.12%	19.09%	25.00%	28.69%	25.59%
2004	6.32%	10.88%	4.34%	7.93%	7.22%	10.88%	7.79%
2005	3.21%	4.91%	2.55%	4.69%	4.84%	4.91%	4.85%

(1)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deduction for fees, expenses or taxes.

(2)
The Merrill Lynch U.S. Domestic Master Bond Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million, a maturity range greater than or equal to one year and must be rated BBB/Baa3 and above. The index comprises numerous subindices representing industries, maturities and qualities.

(3)	The Lipper Balanced Funds Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

(4)
The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. This category did not exist prior to 1999.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following tables compare certain characteristics of the portfolios of the Funds as of June 30, 2006.

	Balanced Fund	Growth Fund
Net Assets	$24,092,741	$210,225,863
Number of Holdings	138	80
Portfolio Turnover Rate	17.51%	18.82%
Average weighted market capitalization of companies in Fund	$90.2 Billion	$85.2 Billion
As a Percentage of Net Assets
–Common Stocks	60.30%	88.55%
–Corporate Debt Securities	4.23%	0.00%

Top 10 Holdings (as a percentage of net assets)

Balanced Fund	Growth Fund
Wal-Mart Stores, Inc. (1.90%)	General Electric Company (2.57%)
General Electric Company (1.78%)	Citigroup, Inc. (2.24%)
Pfizer Inc. (1.51%)	Wal-Mart Stores, Inc. (2.13%)
ConocoPhillips (1.50%)	Halliburton Co. (2.00%)
Citigroup Inc. (1.46%)	Schlumberger Ltd. (1.92%)
Wells Fargo & Co. (1.39%)	Exxon Mobile Corp. (1.89%)
Exxon Mobil Corp.(1.35%)	Diamond Offshore Drilling, Inc. (1.84%)
Federal Home Loan Mort. Corp. (1.25%)	Caterpillar Inc. (1.76%)

Balanced Fund	Growth Fund
Johnson & Johnson (1.24%)	ConocoPhillips (1.74%)
Halliburton Co. (1.23%)	Wells Fargo & Co. (1.73%)

COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

The sales load, distribution and shareholder servicing arrangements of the Class A and Y shares of the Balanced Fund are the same as those with respect to the corresponding class of the Growth Fund, as described in “Your Investment” in Exhibit B to this Proxy Statement/Prospectus.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The procedures for making purchases, redemptions and exchanges of the Class A and Y shares of the Balanced Fund are the same as those with respect to the corresponding class of the Growth Fund as described in “Your Investment” in Exhibit B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Balanced Fund and the Growth Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the prospectuses of the Funds dated October 31, 2005.

Investment Objectives

The investment objective of the Balanced Fund is growth of capital and current income. The investment objective of the Growth Fund is growth of capital. Dividend income, if any, will be incidental to the Growth Fund’s objective.

Principal Investment Strategies

The principal investment strategies of the Funds are compatible. The Balanced Fund invests in a mix of stocks and bonds. With regard to stocks, it invests in common, preferred and convertible and selects common stocks and equity securities primarily of well-established, large-capitalized companies (which generally have $5 billion of market value or more) that are determined to have above average long-term growth potential. It ordinarily limits its common stock investments to no more than 75% of total assets, with 25% of total assets in fixed income securities. The Fund may, however, invest as much as 75% of its total assets in fixed income securities. The Growth Fund invests primarily in common stocks of well-established, large capitalized companies (which generally have $5 billion of market value or more) that are determined to have above average long-term growth potential.

While the Growth Fund invests a larger portion of its portfolio in equity securities than does the Balanced Fund, each Fund invests in the same type of equity securities (i.e., large capitalization companies) and utilizes the same strategy for investing in the equity markets. The portfolio managers of each Fund (all but one of whom are the same), in selecting equity securities employ a growth-oriented strategy - the managers identify factors on both a company-specific and macroeconomic level. They also consider opportunities for growth in sales, revenues, and cash flow, manageability of debt levels and capital structure, corporate profitability, and competitive position relative to other companies.

For the portion of its portfolio invested in fixed-income securities, the Balanced Fund focuses on intermediate bonds with market value weighted average maturities of three to ten years. The Fund also invests in corporate debt securities rated within the four highest grades assigned by independent rating agencies or in non-rated equivalents and in commercial paper in the top two grades. The Growth Fund may invest in fixed- income securities of any maturity and such securities will be rated in the four highest grades or be the non-rated equivalent. As of June 30, 2006, the Balanced Fund has 35.58% of its net assets in fixed-income securities with an average weighted maturity of 5.86 years. As of the same time period, the Growth Fund did not hold fixed-income securities, although it did hold 12.05% of its net assets in short term investments (including commercial paper, US Government agency obligations and money market funds). Further information about each Fund’s principal investment strategies and risks is set forth below.

Risk Factors

Because the Funds have investment objectives and strategies that are similar, many of the risks of investing in the Balanced Fund are substantially the same as the risks of investing in the Growth Fund. You may lose money on your investment in either Fund. Market conditions, the financial condition of issuers represented in the portfolio, portfolio management and other factors affect the volatility of each Fund’s shares. An investment in the Funds is not a deposit of COUNTRY Trust Bank, the advisor, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Office of Thrift Supervision or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market Risk. The Funds invest in equity securities (such as stocks) that are more volatile and carry more risks that some other forms of investment. As the Growth Fund has a higher percentage of its assets in equity securities than does the Balanced Fund, its market risk exposure will be greater.  Market risk refers to the risk that the price of securities held by the Funds will fall due to various conditions or circumstances which may be unpredictable.

Credit Risk. The risk that the issuer’s credit ratings may be lowered or may not make interest and principal payments on time or in full.

Fixed-Income Risk. The risk that the value of any fixed-income security held by the Funds is likely to decline when interest rates rise. The longer the average maturity of bonds held by the Funds, the more the Funds’ share price will fluctuate in response to interest rate changes: if interest rates rise, the value of the bonds generally will fall.

Foreign Securities Risk. Each Fund may invest in foreign securities. Historically, both the Balanced Fund and the Growth Fund have invested in a very small proportion of assets in foreign securities. As of June 30, 2006, excluding American Depository Receipts, the Growth Fund and the Balanced Fund had 3.22% and 1.89% of their net assets invested in foreign securities, respectively. Foreign securities present risks beyond those of U.S. securities. They are generally more volatile and less liquid than their U.S. counterparts. Moreover, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed markets. Foreign securities carry additional risks including currency, natural event and political risk.

Distinct Risks and Investment Restrictions of the Balanced Fund and the Growth Fund

Mortgage-Related Securities Risk. The Balanced Fund may invest in mortgage-related securities. While the Growth Fund may also invest in mortgage-back securities it is not a principal risk of the Growth Fund. These securities, which represent interest in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. The price or yield of mortgage-related securities may fall if they are redeemed later than expected.

Investment Restrictions

In addition to the restrictions described above, each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are identical for each Fund. The Balanced Fund, however, has adopted a non-fundamental investment restriction (i.e., one which may be changed by the Board of Trustees without shareholder approval) that it will not invest less than 25% of its assets in equities or less than 25% of its assets in fixed income securities.

INFORMATION ABOUT THE REORGANIZATION

The Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan of Reorganization attached to this Proxy Statement/Prospectus as Exhibit A.

The Plan of Reorganization provides for (i) the transfer, as of the Closing Date, of all of the assets of the Balanced Fund in exchange for shares of beneficial interest of the Growth Fund and the assumption by the Growth Fund of all of the Balanced Fund’s liabilities; and (ii) the distribution of shares of the Growth Fund to shareholders of the Balanced Fund, as provided for in the Plan of Reorganization. The Balanced Fund will then be terminated and liquidated.

After the Reorganization, each shareholder of the Balanced Fund will own shares of the Growth Fund having an aggregate value equal to the aggregate value of the shares in the Balanced Fund held by that shareholder as of the Closing Date. Shareholders of Class A shares and Class Y shares of the Balanced Fund will receive the same Class of shares of the Growth Fund. In the interest of economy and convenience, shares of the Growth Fund will not be represented by physical certificates.

Until the Closing Date, shareholders of the Balanced Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Growth Fund for the redemption or exchange of its shares.

The obligations of the Funds under the Plan of Reorganization are subject to various conditions, including approval of the shareholders of the Balanced Fund. The Plan of Reorganization also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan of Reorganization. The Plan of Reorganization may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Plan of Reorganization.

Reasons for the Reorganization and Board Considerations

The Reorganization is one of two reorganizations planned among the COUNTRY Mutual Funds. Management of the COUNTRY Mutual Funds has proposed the consolidation of the funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the COUNTRY Mutual Funds, thereby eliminating inefficiencies and confusion about overlapping funds. COUNTRY Trust Bank (the Fund’s Investment Advisor) also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on June 29, 2006. For the reasons discussed below, the Trustees of the Trust, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined that the interests of the shareholders of each Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of each Fund.

The Reorganization will allow the Balanced Fund’s shareholders to continue to participate in a professionally-managed portfolio that seeks growth of capital by investing in stocks of well-established large-capitalized companies that are determined to have above average long-term growth potential. As shareholders of the Growth Fund, shareholders will be able to continue to exchange into the COUNTRY Mutual Funds that offer the same Class of shares in which such shareholder is currently invested.

The Board of Trustees of the Trust, in recommending the proposed reorganization, considered a number of factors, including the following:

•	the plans of management to reduce overlap in funds in the COUNTRY Mutual Funds;
•	that the Funds are managed by many of the same portfolio managers and are managed in a similar fashion;
•	the relative investment performance of the Balanced Fund as compared to the Growth Fund;
•
expense ratios and information regarding fees and expenses of the Balanced Fund and the Growth Fund and potential for the expense ratio of the Fund to decrease after merger due to the increase in asset size;

•	the relative size of the Funds and the potential benefit from a larger Fund;
•	that the Reorganization would not dilute the interests of the Balanced Fund’s current shareholders and that the terms of the Plan were fair and reasonable and consistent with industry practice;
•	that the Investment Advisor recommended the reorganization in light of the similarity of investment strategy in the management of the equity portion of the Funds' portfolios;
•	the fees or expenses that will be borne directly or indirectly by the Funds in connection with the merger;
•	that the Investment Advisor agreed to bear all costs of the Reorganization; and
•	the anticipated tax-free nature of the Reorganization to the Balanced Fund and its shareholders.

The Board of Trustees also considered the future potential benefits to the Investment Advisor in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE TRUSTEES OF THE TRUST RECOMMEND THAT BALANCED FUND SHAREHOLDERS APPROVE THE REORGANIZATION WITH GROWTH FUND.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Balanced Fund nor its shareholders, nor the Growth Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Plan of Reorganization. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, counsel to the Trust and the Investment Advisor to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Balanced Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Balanced Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of the Balanced Fund shareholders. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

COUNTRY Trust Bank (the Funds’ Investment Advisor) will bear the cost of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE GROWTH FUND

Investment Advisor

COUNTRY Trust Bank, 1705 Towanda Avenue, Bloomington, Illinois 61701 serves as the investment advisor to the Fund and is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio and managing the Fund’s business affairs. The advisor was organized as IAA Trust Company in 1970 and reorganized as COUNTRY Trust Bank in 2000. The advisor has no other investment company clients other than the Fund and affiliated series of COUNTRY Mutual Funds Trust. The advisor received the following management fees for the Fund, net of reimbursements, for the fiscal year ended June 30, 2006.

Net Management Fees
Growth Fund	0.75%

Portfolio Managers

A team of portfolio managers led by John D. Enlund manages the Growth Fund.

Mr. John Enlund received his B.A. from St. Olaf College in 1978, his J.D. from DePaul University in 1981 and earned the Chartered Financial Analyst designation in 1986. Mr. Enlund, an Investment Officer of the advisor, manages various trust portfolios for COUNTRY Trust Bank. He joined the advisor in 1999.

Mr. Bruce Finks received his B.S. in finance from Illinois State University in 1976 and earned his Chartered Financial Analyst designation in 1987. He joined the advisor in 1992 as an Equity Investment Officer and is currently the Vice President.

Mr. Chad Moser received a B.A. degree in accounting from Illinois Wesleyan University in 1998. He joined the advisor as an investment analyst in 1999. He earned the Chartered Financial Analyst designation in 2001.

Derek Vogler, a graduate of Illinois State University, received a B.S. in finance in 1993, an M.B.A. in 1995, and a Chartered Financial Analyst designation in 1998. Mr. Vogler joined the Advisor in 1995, and currently serves as Vice President, Investment Management.

Gregory Winn received a B.A. in Finance from University of Illinois in 1998, an M.B.A. from DePaul University in 2003, and a Chartered Financial Analyst designation in 2003. Prior to joining the advisor in 2004 as Portfolio Manager, Mr. Winn was product manager for a mutual fund firm from 1999 to 2004.

The Growth Fund’s SAI dated October 31, 2005 provides additional information about the portfolio manager’s compensation; other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

Performance of the Growth Fund

The following bar chart provides some indication of the risks of investing in the Fund’s Class Y shares by showing changes in the Fund’s performance from year to year. Class A shares would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The bar chart includes the effects of the Fund expenses, but not sales charges. If sales charges were included the returns would be lower. The performance table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance and the bar chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bar Chart and Performance Table
Annual Total Returns
As of 12/31 each year (Class Y)

Performance Table(1)
Average Annual Total Returns
As of December 31, 2005
	1 Year	5 Years	10 Years	Since Inception of Class A
Growth Fund
Class Y - Return before taxes	4.84%	1.33%	8.93%	N/A
Class Y - Return after taxes on distributions(2)	4.39%	1.09%	6.85%	N/A
Class Y - Return after taxes on distributions and sale of Fund shares(2)	3.75%	1.06%	6.50%	N/A
Class A - Return before taxes(3)	(0.94)%	N/A	N/A	2.40%

S&P 500 Index(4)	4.91%	0.54%	9.07%	4.41%
Lipper Large Cap Core Funds Average(5)	4.85%	(0.95)%	7.59%	3.56%

(1)
The bar chart shows you performance of the Fund’s Class Y shares. The table shows the before tax and after tax returns for Class Y shares. The table reflects only the before tax return for Class A shares. The after tax return for Class A shares may be different than Class Y shares.

(2)
After tax returns for Class Y shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(3)	Class A shares inception date is March 1, 2002.

(4)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(5)
The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

During the ten years ending December 31, 2005, for Class Y, the highest return for a quarter was +22.39% for the quarter ended December 31, 1998 and the lowest return for a quarter was -15.07% for the quarter ended September 30, 2002. The year-to-date total return as of June 30, 2006 was 1.73%.

Portfolio Holdings Information. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated October 31, 2005. The SAI is available by contacting COUNTRY Mutual Funds at 1-800-245-2100.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The fiscal year end of the Balanced Fund and the Growth Fund is June 30.

The financial highlights of the Growth Fund Class Y and Class A shares that are contained in Exhibit C, except for the semi-annual period ended December 30, 2005, have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, the Trust’s independent public accounting firm.

The financial highlights of the Balanced Fund for the five (5) years ended June 30, 2005 are contained in that Fund’s prospectus dated October 31, 2005, and have been audited by Ernst & Young LLP. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

Information about the historical performance of the Growth Fund is contained in Exhibit D.

Form of Organization

The Balanced Fund is a diversified series of COUNTRY Mutual Funds Trust, an open-end management investment company organized as a Delaware statutory trust. The Growth Fund is also a diversified series of the Trust. The Trust is governed by a Board of Trustees consisting of 8 members. For more information on the history of the Funds, see the SAI.

Distributor

The primary and exclusive distributor of the Funds’ shares, pursuant to Underwriting Agreements for each Fund, is Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar serves as principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust dated September 1, 2000 (the “Distribution Agreement”). Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor as agent in connection with the distribution of Fund shares will use its best efforts to distribute the Funds’ shares.

Dividends and Other Distributions

The Balanced Fund typically pays monthly dividends. The Growth Fund typically pays dividends semi-annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Plan of Reorganization is approved by shareholders of the Balanced Fund, then as soon as practicable before the Closing, the Balanced Fund will pay its shareholders a distribution of all undistributed 2005 net investment income and undistributed realized net capital gains.

Capitalization

The following table shows the capitalization of the Balanced Fund and the Growth Fund as of June 30, 2006 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

	As of June 30, 2006
CLASS A SHARES	Balanced Fund	Growth Fund	Pro Forma after Reorganization
Net Assets	$4,695,302	$12,980,535	$17,675,837
Net asset value per share	$15.46	$24.18	$24.18
Shares outstanding	303,657	536,910	731,091
CLASS Y SHARES
Net Assets	$19,397,438	$197,245,328	$216,642,766
Net asset value per share	$15.41	$24.16	$24.16
Shares outstanding	1,258,473	8,165,023	8,967,897

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Balanced Fund on or about August 17, 2006. Only shareholders of record as of the close of business on the Record Date, August 3, 2006, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by filing a written notice of revocation with the Fund’s advisor, Country Trust Bank, 1705 Towanda Ave., Bloomington, IL 61702; (ii) by returning a duly executed proxy with a later date before the time of the Special Meeting, or (iii) if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the Secretary of the Fund (without complying with any formalities) at any time before it is voted. Being present at the meeting alone does not revoke a previously executed and returned proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan of Reorganization and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, Officers of the Trust, by personnel of the Investment Advisor, the Fund’s principal distributor, and the Fund’s transfer agent or by broker-dealer firms.

Quorum

Only shareholders of record on August 3, 2006 (the record date) are entitled to notice of and to vote at the Special Meeting. Thirty-three and one-third percent (33⅓%) of the shares that are entitled to vote will be considered a quorum for the transaction of business.

Vote Required

Approval of the Plan of Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Balanced Fund. The term “majority of outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement/Prospectus with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of the Balanced Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.

Adjournments

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting at a later date. If a quorum is present but there are not sufficient votes in favor of the Plan of Reorganization, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the Plan of Reorganization. Any adjournment will require the affirmative vote of a majority of the Fund’s shares present at the session of the Special Meeting to be adjourned. If an adjournment of the Special Meeting is proposed because there are not sufficient votes in favor of the Plan of Reorganization, the persons named as proxies will vote those proxies favoring the Plan of Reorganization in favor of adjournment, and will vote those proxies against the Plan of Reorganization against adjournment.

Future Shareholder Proposals

You may request inclusion in the COUNTRY Mutual Funds proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or COUNTRY Mutual Fund’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date and Outstanding Shares

Only shareholders of record of the Balanced Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were 1,574,625.372 shares of the Balanced Fund outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Funds in the aggregate beneficially owned less than 1% of the Class A and Y shares of the Balanced Fund and the Class A and Y shares of the Growth Fund, respectively.

100% of the issued and outstanding stock COUNTRY Trust Bank is owned by COUNTRY Life Insurance Company. Approximately 99.99% of the issued and outstanding stock of COUNTRY Life Insurance Company is owned by the Illinois Agricultural Holding Co., and 98.50% of the shares of the latter company are owned by Illinois Agricultural Association of 1701 Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation which was formed to promote agriculture and the mutual interests of its members therein.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Balanced Fund and the Growth Fund, respectively:

Name and Address of Owner	Fund/Class	Number of Shares	Percentage Ownership
COUNTRY Trust Bank 1705 Towanda Avenue Bloomington, IL 61701	Growth Fund Class Y	5,062,949.343	60.31%
COUNTRY Trust Bank 1705 Towanda Avenue Bloomington, IL 61701	Balanced Fund Class Y	901,490.877	71.07%
COUNTRY Life Insurance Company 1705 Towanda Avenue Bloomington, IL 61701	Balanced Fund Class Y	96,227.589	7.59%

The votes of the shareholders of the Growth Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Information About the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (“Reorganization Plan”) is adopted this ____ day of ________, 2006 by COUNTRY Mutual Funds Trust (“Trust”), with its principal place of business at 1705 Towanda Avenue, Bloomington, Illinois 61702, on behalf of its Series, COUNTRY Balanced Fund (“Acquired Fund”) and COUNTRY Growth Fund (“Acquiring Fund”).

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A and Y shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Reorganization Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust on behalf of the Acquiring Fund and Acquired Fund, separately, hereby approves the Reorganization Plan on the following terms and conditions:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.  Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust will transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to the class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A and Y Acquiring Fund Shares to be so credited to Class A and Y Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of common stock of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A and Y shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A and Y Acquiring Fund Shares in connection with such exchange.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1.  The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund’s Board of Trustees.

2.2.  The net asset value of a Class A and Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3.  The number of the Class A and Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Class A and Y of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4.  All computations of value shall be made by the Acquiring Fund’s designated recordkeeping agent.

3.	CLOSING AND CLOSING DATE

3.1.  The Closing Date shall be September 22, 2006 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Reorganization Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.

3.2.  The Trust shall direct the Custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Account Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.

3.3.  The Trust shall direct U.S. Bancorp Financial Services, LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A and Y shares owned by each such shareholder immediately prior to the Closing.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)  The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust validly existing and in good standing under the laws of the state of Delaware, with power under the Trust’s Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)  The Trust is a registered investment company classified as a management company of the open-end type, and its respective registration with the Commission as an investment company under the 1940 Act, and the registration of Class A and Y Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Reorganization Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The financial statements of the Acquired Fund as of and for the year ended June 30, 2005 have been audited by Ernst & Young, LLP, independent registered public accounting firm. Such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since June 30, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)  All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and in every state where sold, such sales have been in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)  The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and subject to the approval of the shareholders of the Acquired Fund, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)  The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2.  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A and Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(g)  Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)  The financial statements of the Acquiring Fund as of and for the year ended June 30, 2005 have been audited by Ernst & Young, LLP, independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)  Since June 30, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and in every state where sold, such sales have been in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)  The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The Class A and Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

(o)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)  That insofar as it relates to the Trust and the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  To the extent required by applicable law, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.  The Acquired Fund covenants that the Class A and Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.  Subject to the provisions of this Reorganization Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A and Y Acquiring Fund Shares received at the Closing.

5.7.  The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8.  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of the Acquiring Fund and the Trust contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date; and

6.3.  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A and Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Trust and the Acquired Fund, contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  The Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Acquired Fund, on or before the Closing Date;

7.3.  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A and Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.4.  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1.  The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.  Dechert LLP shall deliver an opinion addressed to the Trust, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on circumstances existing at the time of Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1.  The Acquiring Fund and Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.  The expenses relating to the proposed Reorganization will be borne solely by COUNTRY Trust Bank. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.	AMENDMENTS

This Reorganization Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust, pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A and Y Acquiring Fund Shares to be issued to the Class A and Y Acquired Fund Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.  The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2.  This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its principles of conflicts of laws.

13.3.  This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

IN WITNESS WHEREOF, the Board of Trustees of the Trust has caused this Reorganization Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

COUNTRY MUTUAL FUNDS TRUST

By:
Name: Philip T. Nelson
Title: President

EXHIBIT B
your investment

Your Investment — Buying Shares

This Prospectus and the related SAI do not constitute an offer to sell or a solicitation of an offer to buy shares in the Funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction.

Purchase Price: Shares of all Funds are sold at the applicable sales charge plus net asset value per share (NAV) next determined after receipt of the order by U.S. Bancorp Fund Services, LLC. The NAV for all Funds is calculated at the close of regular trading hours of the New York Stock Exchange, normally 3:00 p.m. Central Time. Each Fund’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds’ Board of Trustees.

Timing of Requests: All requests received by U.S. Bancorp Fund Services, LLC before 3:00 p.m. Central Time will be executed the same day, at that day’s closing share price. Orders received after 3:00 p.m. Central Time will be executed the following day, at that day’s closing share price. Shares will not be priced on days when the New York Stock Exchange is closed.

Stock Exchange Closings: Shares of the Funds will not be priced and are not available for purchase when the New York Stock Exchange is closed for trading including the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fair Value Pricing: The Funds have implemented procedures which are used to determine the prices of securities held in the Funds’ portfolio, as well as the Funds’ daily NAV. Generally, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Funds’ Board of Trustees believes accurately reflects fair value.

In the event it is necessary to determine fair value of a particular security, the Funds’ Valuation Committee will undertake the valuation. The criteria which are reviewed to determine fair value include: (a) fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities in question; and (c) the forces which influence the market in which those securities are purchased and sold.

Overall, there can be no assurance that the Funds can purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. In the case of portfolio securities, lack of information and uncertainty about the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair values generally remain unchanged until new information becomes available. Consequently, changes in the fair value of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Market Timing: Frequent or short-term purchases and redemptions of Fund shares, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by their shareholders. In particular, such activity may dilute the value of the shares of the Funds, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. The Funds prohibit market timing. In order to try to protect shareholders from potentially harmful trading activity, the Board has adopted certain market timing policies and procedures (the “Market Timing Procedures”). The Funds’ Market Timing Procedures are designed to detect and prevent frequent or short-term activity within the Funds that may adversely affect other shareholders.

More specifically, the Funds’ Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by shareholders within given periods of time, as well as the number of “round trip” purchases and redemptions or redemptions and purchases into and out of the Funds. For purposes of applying the parameters used to detect potential market timers, the Funds may aggregate transfers made under multiple accounts owned by the same shareholder. When determining the existence of market timing, the number and/or size of transfers and number of round trips will be considered on a case-by-case basis. The Funds also coordinate with omnibus accountholders to identify potential market timers, and will investigate any patterns of

Your Investment — Buying Shares continued

trading behavior identified in those accounts that may not have been captured through operation of their Market Timing Procedures. Currently, the Funds apply these Market Timing Procedures uniformly to all shareholders of the Funds. However, the Funds reserve the right to vary their Market Timing Procedures from Fund to Fund, and to be more restrictive with regard to certain Funds than others.

Shareholders seeking to engage in transactions may deploy a variety of strategies to avoid detection. The Funds’ ability to detect and deter such transfer activity is limited to operational systems and technological limitations. In addition, the terms of any contract within which the Funds may be sold may also limit their ability to address this issue. Furthermore, the identification of shareholders determined to be engaged in transfer activity that may adversely affect the other shareholders involves judgments that are inherently subjective. Accordingly, despite the Funds’ best efforts, the Funds cannot guarantee that their Market Timing Procedures will detect every potential market timer, but the Funds seek to apply their Market Timing Procedures consistently to all shareholders. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (including exchanges) from any shareholder or redeem the shares of any shareholder who the Funds believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

In the Funds’ sole discretion, the Funds may revise their Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term fund activity that may adversely affect other shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers) or redemption fees.

General Information: The Funds reserve the right to reject any purchase order or suspend the offering of shares of the Funds. All investments must be in U.S. dollars. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirement for any investor. The Funds will automatically cancel your purchase and charge a $25 fee for any payment returned. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to COUNTRY Mutual Funds. The Fund will not accept payment in cash, including cashier’s checks or money orders. The Funds reserve the right to reject U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares of the Funds. The Funds also reserve the right to reject any second-party check or third-party check for the purchase of shares except checks issued by COUNTRY Trust Bank, Illinois Agricultural Association, the COUNTRYSM Insurance & Financial Services group or any of their affiliates.

Anti-Money Laundering: The Funds have established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name

•	Date of Birth

•	Social Security Number

•	Permanent Street Address (P.O. Box is not acceptable)

•	Corporate accounts require additional documentation

Additional identification verification steps may be taken if the account is considered high risk. If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days (or such other time period as disclosed in the Funds’ Prospectus) if clarifying information/ documentation is not received.

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-245-2100.

How to Buy Shares

To Open an Account By Mail

Complete and sign the application.

Mail the application and your check to:
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Please make check payable to COUNTRY Mutual Funds

Minimum initial investment for the Funds:
$1,000 for non-retirement accounts
$500 for retirement accounts including IRAs and Coverdell Savings Accounts and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) Accounts.

Your Investment — Buying Shares continued

Initial Investment - By Wire

If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application, and related documents as necessary, via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the following instructions:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number: 075000022

For credit to: U.S. Bancorp Fund Services
Account Number: 112-952-137

For further credit to: (Investor Name, Investor Account Number, and Fund Name)

By Automatic Investment

In order to participate in the Automatic Monthly Investment Plan, your bank must be a member of the Automated Clearing House System (“ACH”). If you wish to add the Automatic Investment Plan after your account has initially been opened, call COUNTRY Funds at 1-800-245-2100 to request the form.

Complete and return the form along with any other required materials.

Subsequent investments will be drawn from your bank account and invested into the Fund(s).

Minimum additional investment for the Funds:
$25 for Coverdell Savings Accounts, retirement accounts and
UGMA/UTMA accounts
$100 for all other accounts

By Exchange

Call COUNTRY Funds at 1-800-245-2100 to request an exchange of shares into another COUNTRY Fund or any of the following Class A shares of First American Funds: Equity Income Fund, International Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, High Income Bond Fund, or Prime Obligations Fund (individually, a “selected First American Fund,” collectively, the “selected First American Funds”). There is a $5.00 fee to exchange shares of Funds via telephone. Exchanges may be made only on days when the New York Stock Exchange is open.

Before exchanging into any of the selected First American Funds, you should read its prospectus. To obtain the First American Funds’ prospectus and any necessary authorization forms, call 1-800-245-2100. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or advisor of an investment in the First American Funds.

To Add to an Account

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight express mail may be sent to:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Please make check payable to the name of the Fund you wish to invest in.

Minimum additional investment for the Funds:
$25 if by mail for retirement accounts and UGMA/UTMA accounts
$100 if by mail for all other accounts
(retirement and non-retirement accounts)
$1,000 if by wire for all accounts

By Wire

Before sending your wire, please call 1-800-245-2100 to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. The wire must be received by 3:00 p.m. Central Time for same day processing.

Follow the instructions under Initial Investment - By Wire. The minimum additional investment made by wire must be for at least $1,000.

By Exchange

Call COUNTRY Funds at 1-800-245-2100 to request an exchange of shares into another COUNTRY Fund or a selected First American Fund. There is a $5 fee to exchange shares by telephone.

Telephone Purchases

Investors may purchase additional shares of the Funds, by calling 1-800-245-2100 unless you elected on your application to restrict this privilege. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. The minimum amount that you may purchase by telephone is $100 and you must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

Your Investment - Selling Shares

Timing of Requests: All requests received in good order by U.S. Bancorp Fund Services, LLC before 3:00 p.m. Central Time will be executed the same day, at that day’s closing price. Requests received after 3:00 p.m. Central Time will be executed the following day, at that day’s closing share price.

IRA Redemptions: Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Check Clearing Period: If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to twelve days from the purchase date.

Signature Guarantees: For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) on any redemptions in amounts over $50,000 in value, if you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record, if you would like the check mailed to an address other than the address on the Funds’ records, when changing ownership of an account, when adding the telephone redemption option to an existing account, when adding or changing automated bank instructions, for redemptions within 30 days of a change of address, or for the redemption of corporate, partnership or fiduciary accounts, or for certain other types of transfer requests or account registration changes. Please call COUNTRY Funds at 1-800-245-2100 for information on obtaining a signature guarantee.

How to Sell Shares

To Sell from or Close an Account

By Mail - All Funds

Write a letter of instruction that includes:

•	the Fund name,

•	your account number,

•	the name(s) in which the account is registered, and

•	the dollar value or number of shares you wish to sell.

Include all signatures and any additional documents that may be required.

Mail your request to:
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight express mail may be sent to:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

A check will be mailed to the name(s) and address in which the account is registered.

By Systematic Withdrawal Plan - All Funds

Call us to request a form to add the SYSTEMATIC WITHDRAWAL PLAN. Under the plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $5,000. There is no minimum payment amount. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (“ACH”) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated at any time by the Funds. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

You should not make systematic withdrawals if you plan to continue investing in the Funds, due to sales charges and tax liabilities.

By Exchange

Call COUNTRY Funds at 1-800-245-2100 to request an exchange of shares, in amounts of $100 or more, into another COUNTRY Fund or a selected First American Fund. There is a $5 fee for an exchange by telephone.

By Telephone - All Funds

You may buy, sell or exchange shares by telephone unless you elected on your application to restrict this privilege. If you wish to reinstate this option on an existing account, please call COUNTRY Funds at 1-800-245-2100 to request the appropriate form. The Funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The Funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach the Funds or their agents by telephone, please consider sending written instructions.

Your Investment - Selling Shares continued

Proceeds will normally be sent the next business day. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Proceeds can also be sent overnight mail for a $15 fee. Wires must be in amounts of $1,000 or more are subject to a $15 fee paid by the investor. Investors do not incur any charge when proceeds are sent via the ACH system. The Funds reserve the right to limit telephone redemptions to $50,000 per day.

If you request a check, it will be sent to the address in which the account is registered.

Reinvesting After a Sale

If you sell Class A shares of a COUNTRY Fund or a selected First American Fund (except money market shares on which you have not paid a sales charge), you may reinvest in Class A shares of that Fund, another COUNTRY Fund, or a First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the Fund directly in writing or notify your investment professional.

Your Investment — Transaction Policies

Execution o f Requests: Each Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next net asset value to be calculated after your request is received by U.S. Bancorp Fund Services, LLC.

Telephone Requests: For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, U.S. Bancorp Fund Services, LLC will take measures to verify the identity of the caller. If appropriate measures are taken, U.S. Bancorp Fund Services, LLC is not responsible for any losses that may occur to any account due to an unauthorized telephone call. At times of peak activity, it may be difficult to place requests by telephone.

Exchange Privileges: You may exchange shares in any COUNTRY Fund for like shares of any other COUNTRY Fund without paying an additional sales charge (e.g., Class A shares for Class A shares). Class A shareholders only may exchange shares between any COUNTRY Fund or selected First American Fund for Class A shares of any other COUNTRY Fund or selected First American Fund. In all cases, shareholders will be required to pay a sales charge only once. There is a $5 fee for exchanges by telephone. If the exchange is made by telephone, the new shares will be registered in the same manner as the shares for which they were exchanged. A Fund may change or cancel exchange policies at any time. You may realize a capital gain or loss for federal income tax purposes when shares are exchanged. The Funds have the right to limit exchanges to four times per year.

Reinvesting After a Sale

If you sell Class A shares of a COUNTRY Fund or a selected First American Fund (except money market shares on which you have not paid a sales charge), you may reinvest in Class A shares of that Fund, another COUNTRY Fund, or a First American Fund within 180 days without a sales charge.  To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the Fund directly in writing or notify your investment professional.

Accounts with Low Balances: Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the Funds reserve the right to either deduct a $50 annual account maintenance fee or close your account and send you the proceeds, less any applicable contingent deferred sales charge. Before taking any action, however, the Funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

Integrated Voice Response System: You may obtain access to account information by calling COUNTRY Funds at 1-800-245-2100. The system provides share price and price change for all the Funds and gives account balances and history and allows sales or exchanges of shares.

Internet Access: You may obtain access to account information by logging on to the website, www.countryinvestment.com. The system provides share price and price change for all the Funds and gives account balances and history and allows sales or exchanges of shares.

Description of Classes

Class A Shares

Class A shares are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees of up to 0.25% of average daily net assets which are assessed against the shares of the Fund.

If you purchase Class A shares of a Fund you will pay the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows:

Growth and Balanced
Amount of Transaction	Sales Charge as % of Offering Price*	Sales Charge as % of Net amount Invested
Up To $49,999	5.50%	5.82%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 & Above	0%	0%

___________________________
* Offering price includes the front-end sales load.

The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Reducing Your Sales Charge

You may be able to reduce the sales charge on Class A shares of the COUNTRY Funds and selected First American Funds, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

•	Your current investment in the Funds, and

•	Previous investments you and members of your primary household group have made in the Funds, provided your investment was subject to a sales charge.

•	Your primary household group consists of you, your spouse and children under age 21 living at home.

Eligible Accounts

The following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on such purchases:

•	Individual or joint accounts held in your name;

•	Coverdell Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation; and

The following accounts are not eligible to be included in determining the sales charge:

•	Investments in Class A shares of the COUNTRY or selected First American Funds, where the sales charge was waived;

•	Investments in Class Y shares of the COUNTRY Funds;

•	Investments in any other class of the First American Funds.

Valuation of Accounts

For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other COUNTRY Fund and/or Class A shares of a selected First American Fund that you are concurrently purchasing (including sales charge), plus (iii) the current value (including sales charges) of the Fund, or any other COUNTRY Fund or selected First American Fund that you already own and for which you paid a sales charge at the time of purchase.

Description of Classes continued

In order for an investor to receive the sales charge reduction on Class A shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If you purchase the Funds through different channels, for example, through a COUNTRY agent, directly from the Transfer Agent and through a third-party broker, and you want to include those assets toward a reduced sales charge, you must inform the Fund in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Fund with your most recent account statement and contact information regarding the other accounts. You should retain records necessary to substantiate historical costs, in order to verify the valuation of accounts to be aggregated. A third-party selling agent may require additional information. Unless you provide the Fund with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

More information regarding breakpoints is available free of charge on our website: www.countrymutualfunds.com. Click on “Breakpoints and Sales Load.”

Letter of Intent

By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of COUNTRY and selected First American Class A Funds (excluding money market funds). Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

For Investment of over $1 Million: There is no initial sales charge on Class A shares purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1.00% on your purchase. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit Sharing and Pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds’ distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

•	Redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70-1/2.

•
Redemptions though a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The 12% annual limit will be based on the value of your account on the date the plan is established.

•	Redemptions required as a result of over contribution to an IRA plan.

This information is also available on our website at www.countrymutualfunds.com.

Class Y Shares

Class Y and Class A Shares Available at Net Asset Value

Class Y shares are institutional shares that do not require that you pay a sales charge. However, Class Y shares of any COUNTRY Fund are subject to Rule 12b-1 fees of up to 0.25% of average daily net assets which are assessed against the shares of the Fund. If you purchase Class Y shares of a Fund you will pay the net asset value next determined after your order is received.

Class A shares normally require that you pay a sales charge, unless you qualify for a reduction or waiver of the sales charge. Class A shares are always subject to Rule 12b-1 fees of up to 0.25% of average daily net assets, even if the sales charge has been waived.

The following persons (i) are eligible to invest in Class Y shares; and (ii) qualify for a waiver of the sales charge for Class A shares:

Description of Classes continued

1.
Shareholders of any COUNTRY Fund on or before March 1, 2002, who have continuously owned shares of any COUNTRY Fund since that date. Shareholders will be deemed to have “continuously owned shares” if they exchange shares of another COUNTRY Fund series or reinvest the proceeds of redemption from another COUNTRY Fund series within 60 days of redemption. Former shareholders of the COUNTRY Money Market Fund may satisfy these requirements by a continuous investment in the First American Prime Obligations Fund.

2.	Shareholders who purchased Class Y or Class A Shares with a waiver of the sales charge since March 1, 2002 and who have continuously owned such shares since.

3.
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent-in-law, parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Illinois Agricultural Association®, the COUNTRY® Insurance & Financial Services group and their affiliated companies.

4.	Shareholders investing through accounts at COUNTRY Trust Bank.

5.	The Illinois Agricultural Association and its affiliates and all Illinois county Farm Bureaus.

6.
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors, broker-dealers and financial advisors acting for their own accounts or for the accounts of their clients except for self-directed IRAs for which U.S. Bank, National Association, acts as custodian.

Distribution Arrangements

Class A shares are subject to a front-end sales charge. Class Y shares have no sales charges, either up-front or deferred. The Funds have adopted a plan under Rule 12b-1. This plan allows each Fund to pay distribution fees for the sale and distribution of its shares. For instance, fees are paid to persons who sell the Funds’ shares. From time to time, additional cash compensation may be paid to persons affiliated with COUNTRY Capital Management Company, a registered broker-dealer affiliated with COUNTRY Trust Bank, who reach certain sales goals. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum amount which each Fund may pay for Rule 12b-1 plan expenses, on an annual basis, is 0.25% of average net assets. Quasar Distributors, LLC currently serves as the distributor for the Funds on a best efforts basis.

Distributions and Taxes

Dividend Reinvestment: You may have your distributions reinvested in the Fund, another COUNTRY Fund, a selected First American Fund or mailed out by check. If you do not give the Fund instructions, your distributions will automatically be reinvested in the particular Fund. There are no fees or sales charges on reinvestments. You may not have distributions mailed out by check if you participate in the Systematic Withdrawal Plan or any Retirement Plans.

Timing of Distributions: The Funds generally distribute dividends from their net investment income and net capital gains, if any. The Growth Fund typically pays income dividends semi-annually. The Balanced Fund, typically pay monthly dividends.

On the ex-dividend date for a distribution, a Fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds’ current net asset value, and to reinvest all subsequent distributions.

Taxes: As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund in the past has done and intends to do in the future, it pays no federal income tax on the earnings it distributes to shareholders. Dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. For federal income tax purposes, distributions of net investment income are taxable as ordinary income or qualified dividend income to the recipient shareholders.

Qualifying distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares. A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders. The tax status of the distributions for each calendar year will be detailed in your annual tax statement from each Fund. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences. An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.

Backup Withholding: By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Account Statements: You will receive an account statement after every transaction that affects your account balance, after any change of name or address of the registered owner, and in all other cases, quarterly.

EXHIBIT C

FINANCIAL HIGHLIGHTS INFORMATION - (COUNTRY GROWTH FUND)

Financial Highlights

 The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

	COUNTRY Growth Fund
	Six Months Ended December 31, 2005	Years ended June 30,
	(unaudited)	2005	2004	2003	2002	2001
Class Y Shares Net asset value, beginning of year	$23.44	$22.28	$19.24	$19.48	$22.58	$27.41
Income from investment operations
Net investment income	0.11	0.21	0.14	0.14	0.12	0.14
Net realized and unrealized gains (losses)	0.90	1.17	3.03	(0.26)	(3.06)	(1.08)
Total from investment operations	1.01	1.38	3.17	(0.12)	(2.94)	(0.94)
Less Distributions
Dividends from net investment income	(0.20)	(0.22)	(0.13)	(0.12)	(0.13)	(0.15)
Distributions from capital gains	(0.50)	-	-	-	(0.03)	(3.74)
Total distributions	(0.70)	(0.22)	(0.13)	(0.12)	(0.16)	(3.89)
Net asset value, end of year	$23.75	$23.44	$22.28	$19.24	$19.48	$22.58

Total investment return	4.30%	6.23%	16.54%	-0.58%	-13.10%	-3.87%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$200,145	$190,955	$175,300	$150,560	$157,630	$180,856
Ratio of expenses to average net assets:
Before expense waiver	1.24%*	1.25%	1.25%	1.16%	1.06%	1.12%
After expense waiver	1.23%*	1.24%	1.24%	1.14%	1.04%	1.10%
Ratio of net investment income to average net assets:
Before expense waiver	0.87%*	0.92%	0.64%	0.78%	0.54%	0.53%
After expense waiver	0.88%*	0.93%	0.65%	0.80%	0.56%	0.55%
Portfolio turnover rate (2)	7.92%	14.57%	12.41%	9.94%	17.24%	22.23%

	COUNTRY Growth Fund
	Six Months Ended December 31, 2005 (unaudited)	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	March 1, 2002 (1) through June 30, 2002
Class A Shares Net asset value, beginning of period	$23.46	$22.30	$19.26	$19.47	$21.59
Income from investment operations
Net investment income	0.12	0.23	0.14	0.14 (3)	0.01
Net realized and unrealized gains (losses)	0.89	1.15	3.03	(0.23)	(2.13)
Total from investment operations	1.01	1.38	3.17	(0.09)	(2.12)
Less Distributions
Dividends from net investment income	(0.20)	(0.22)	(0.13)	(0.12)	—
Distributions from capital gains	(0.50)	—	—	—	—
Total distributions	(0.70)	(0.22)	(0.13)	(0.12)	—
Net asset value, end of period	$23.77	$23.46	$22.30	$19.26	$19.47

Total investment return (4)	4.30%	6.22%	16.52%	-0.42%	-9.82%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11,523	$9,594	$6,175	$2,375	$819
Ratio of expenses to average net assets:
Before expense waiver	1.24%*	1.25%	1.25%	1.16%	1.06	%*
After expense waiver	1.23%*	1.24%	1.24%	1.14%	1.04	%*
Ratio of net investment income to average net assets:
Before expense waiver	0.87%*	0.92%	0.64%	0.78%	0.54	%*
After expense waiver	0.88%*	0.93%	0.65%	0.80%	0.56	%*
Portfolio turnover rate (2)	7.92%	14.57%	12.41%	9.94%	17.24%

(1)	Class A inception date.
(2)	Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.
(3)	Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)	Total investment return does not reflect sales load.

*	Annualized.

See notes to financial statements.

C-1

EXHIBIT D

INVESTMENT ADVISOR’S LETTER TO SHAREHOLDERS

The information below first appeared in the annual report to shareholders of the Growth Fund for the fiscal year ended June 30, 2005. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com.

COUNTRY GROWTH FUND
INCEPTION DATE 04/21/66 (CLASS Y)

The annualized returns for the Fund for the period ended June 30, 2005, are as follows:

1 Year	5 Years	10 Years
6.23%	0.56%	9.50%

These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 6.32%. The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.’ s Large-Cap Core group) returned 4.41% during this same time period. The Growth Fund (Class Y) ranked in the top 34% compared to the Lipper peer group for the past year, in the top 13% for the past five years, and in the top 24% for the past ten years. (Actual Lipper Ranking was 303 out of 908 Large Cap Core Funds for the one-year, 78 out of 618 Funds for the five-year and 54 out of 231 Funds for the ten-year periods ending 06/30/05, based on total Fund returns.)

Following a rally in the fourth quarter of 2004, stocks have generally moved in a trading range for the first half of 2005. The Growth Fund essentially matched the performance of the broader market, as measured by the S&P 500, for the past six months. There has been no change in our cautious outlook for equities. Valuations remain high by historical standards and macroeconomic fundamentals continue to have the potential to exert pressure on markets. Given these concerns, we see no reason to change our present defensive strategies, although we recognize that performance could lag during any significant market rally.

As indicated above, we continue to have a bias toward caution in our approach to common stocks. At present we are focused on controlling risk for our shareholders as we look for signs that would allow us to take a more aggressive approach to the market.

Date	Growth(1)	S&P 500	Lipper Large Cap Core
6/30/95	$10,000	$10,000	$10,000
6/29/96	$12,151	$12,600	$12,302
6/29/97	$15,618	$16,972	$15,867
6/30/98	$17,334	$22,091	$20,018
6/30/99	$21,857	$27,119	$23,851
6/29/2000	$24,107	$29,084	$25,960

Date	Growth(1)	S&P 500	Lipper Large Cap Core
6/29/2001	$23,173	$24,771	$22,375
6/30/2002	$20,137	$20,315	$18,124
6/30/2003	$20,021	$20,366	$17,861
6/30/2004	$23,333	$24,258	$20,744
6/30/2005	$24,786	$25,792	$21,658

(1)
The above graph represents the growth of $10,000 of Class Y shares of the Growth Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

Average Annual Returns*
Class Y — 1 Year	6.23%
Class Y — 5 Year	0.56%
Class Y — 10 Year	9.50%
Class Y — Since Inception (04/21/66)	9.26%
Class A — 1 Year (No Load)	6.22%
Class A — Since Inception (03/01/02) (No Load)	3.22%
Class A — 1 Year (Load)**	0.37%
Class A — Since Inception (03/01/02) (Load)**	1.48%

*
Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.

**	Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

COUNTRY GROWTH FUND

AVERAGE ANNUAL RETURNS June 30, 2005

	1 Year	5 Years	10 Years
COUNTRY Growth Fund — Class Y (04/21/66)	6.23%	0.56%	9.50%
S&P 500 Index(1)	6.32%	-2.37%	9.94%
Lipper Large Cap Core Funds Average(2)	4.41%	-3.62%	8.15%

(1)
The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2)
The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PART B

COUNTRY Mutual Funds Trust

Growth Fund

Statement of Additional Information

August 16, 2006

Acquisition of the Assets and Liabilities of COUNTRY Balanced Fund (“Balanced Fund”) (a series of COUNTRY Mutual Funds Trust) 1705 Towanda Avenue Bloomington, Illinois 61702	By and in Exchange for Shares of COUNTRY Growth Fund (“Growth Fund”) (a series of COUNTRY Mutual Funds Trust) 1705 Towanda Avenue Bloomington, Illinois 61702

This Statement of Additional Information is available to the shareholders of the Balanced Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Balanced Fund will be transferred to the Growth Fund in exchange for shares of the Growth Fund.

This Statement of Additional Information of the Growth Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Balanced Fund and the Growth Fund dated October 31, 2005, as supplemented. (Accession Number 0000894189-05-002897);
2.	The Financial Statements of the Balanced Fund and the Growth Fund as included in each Fund’s Annual Report filed for the year ended June 30, 2005 (Accession Number 0000898531-05-000301); and
3.	The Financial Statements of the Balanced Fund and the Growth Fund as included in each Fund’s Semi-Annual Report filed for the period ended December 31, 2005 (Accession Number 0000898531-06-000089).
This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated August 12, 2006 relating to the reorganization of the Balanced Fund may be obtained, without charge, by contacting COUNTRY Mutual Fund Trust, 1705 Towanda Avenue, Bloomington, Illinois 61702 or call toll-free 1 (800) 245-2100. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Shown below are the financial statements for the Balanced Fund and Growth Fund (the “Funds”) as of the dates indicated and pro forma financial statements for the combined Fund (“Combined Fund”) assuming the reorganization of the Funds is consummated as of December 31, 2005. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the Combined Fund. The percentage amount for each category is based on the net assets of the Combined Fund.  The second table presents Statements of Assets and liabilities for each Fund and estimated pro forma figures for the Combined fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the pro forma Financial Statements.

Portfolio of Investments - as of 12/31/05

Pro Forma Combined Schedule of Investments COUNTRY Growth Fund COUNTRY Balanced Fund COUNTRY Growth Fund Pro Forma Combined (unaudited) 12/31/2005
	% of Net Assets	COUNTRY Balanced Fund		COUNTRY Growth Fund		COUNTRY Growth Fund Pro Forma Combined

		Shares	Value	Shares	Value	Shares	Value

Consumer Discretionary	7.26%
Dollar General Corporation		7,500	$ 143,025	113,000	$ 2,154,910	120,500	$ 2,297,935
Gentex Corporation		12,000	234,000	152,000	2,964,000	164,000	3,198,000
Harley-Davidson, Inc.		3,000	154,470	21,000	1,081,290	24,000	1,235,760
The Home Depot, Inc.		5,300	214,544	60,000	2,428,800	65,300	2,643,344
Jones Apparel Group, Inc.		4,900	150,528	61,500	1,889,280	66,400	2,039,808
Kohl’s Corporation (a)		3,200	155,520	33,000	1,603,800	36,200	1,759,320
Target Corporation		3,600	197,892	31,000	1,704,070	34,600	1,901,962
Williams-Sonoma, Inc. (a)		3,000	129,450	45,500	1,963,325	48,500	2,092,775
			1,379,429		15,789,475		17,168,904

Consumer Staples	11.98%
Altria Group, Inc.		2,600	194,272	42,000	3,138,240	44,600	3,332,512
The Coca-Cola Company		4,500	181,395	52,000	2,096,120	56,500	2,277,515
CVS Corporation		8,000	211,360	76,000	2,007,920	84,000	2,219,280
Kimberly-Clark Corporation		4,200	250,530	54,000	3,221,100	58,200	3,471,630
McCormick & Company		4,700	145,324	60,000	1,855,200	64,700	2,000,524
The Procter & Gamble Company		5,000	289,400	63,200	3,658,016	68,200	3,947,416
Sara Lee Corporation		9,200	173,880	185,000	3,496,500	194,200	3,670,380
Sysco Corporation		5,200	161,460	54,000	1,676,700	59,200	1,838,160
Unilever NV - ADR		—	—	26,000	1,784,900	26,000	1,784,900
Wal-Mart Stores, Inc.		9,500	444,600	71,300	3,336,840	80,800	3,781,440
			2,052,221		26,271,536		28,323,757

Energy	10.76%
Apache Corporation		4,000	274,080	50,000	3,426,000	54,000	3,700,080
ChevronTexaco Corp.		—	—	47,000	2,668,190	47,000	2,668,190
ConocoPhillips		5,500	319,990	56,000	3,258,080	61,500	3,578,070
Diamond Offshore Drilling, Inc.		4,300	299,108	58,000	4,034,480	62,300	4,333,588
Exxon Mobil Corporation		5,300	297,701	65,000	3,651,050	70,300	3,948,751
Halliburton Company		6,000	371,760	57,000	3,531,720	63,000	3,903,480
Schlumberger Limited (e)		3,000	291,450	31,100	3,021,365	34,100	3,312,815
			1,854,089		23,590,885		25,444,974

Financials	12.10%
ACE Limited (e)		4,000	213,760	54,000	2,885,760	58,000	3,099,520
American Express Company		3,400	174,964	44,000	2,264,240	47,400	2,439,204
American International Group, Inc.		4,000	272,920	50,000	3,411,500	54,000	3,684,420
Ameriprise Financial Inc.		680	27,880	8,800	360,800	9,480	388,680
Bank of America Corporation		5,110	235,826	—	—	5,110	235,826
The Bank of New York Company, Inc.		6,700	213,395	57,000	1,815,450	63,700	2,028,845
Citigroup Inc.		7,300	354,269	98,00	4,755,940	105,300	5,110,209
JPMorgan Chase & Co.		4,620	183,368	75,000	2,976,750	79,620	3,160,118
MBNA Corporation		—	—	67,000	1,819,050	67,000	1,819,050
Washington Mutual, Inc.		4,500	195,750	62,000	2,697,000	66,500	2,892,750
Wells Fargo & Company		5,000	314,150	54,500	3,424,235	59,500	3,738,385
			2,186,282		26,410,725		28,597,007

Health Care	11.24%
Abbott Laboratories		5,800	228,694	62,000	2,444,660	67,800	2,673,354
Amgen Inc. (a)		2,300	181,378	29,600	2,334,256	31,900	2,515,634
Baxter International Inc.		4,300	161,895	65,200	2,454,780	69,500	2,616,675
Boston Scientific Corp. (a)		5,100	124,899	63,000	1,542,870	68,100	1,667,769
Forest Laboratories, Inc. (a)		3,200	130,176	46,500	1,891,620	49,700	2,021,796
Johnson & Johnson		5,000	300,500	56,000	3,365,600	61,000	3,666,100
Medco Health Solutions, Inc. (a)		4,000	223,200	59,200	3,303,360	63,200	3,526,560
Medtronic, Inc.		2,800	161,196	34,000	1,957,380	36,800	2,118,576
Pfizer Inc.		15,500	361,460	125,900	2,935,988	141,400	3,297,448
Quest Diagnostics Incorporated		4,000	205,920	44,000	2,265,120	48,000	2,471,040
			2,079,318		24,495,634		26,574,952

Industrials	10.05%
3M Co.		3,000	232,500	23,700	1,836,750	26,700	2,069,250
American Power Conversion Corporation		8,000	176,000	94,000	2,068,000	102,000	2,244,000
Caterpillar Inc.		4,000	231,080	65,000	3,755,050	69,000	3,986,130
Emerson Electric Co.		2,800	209,160	27,500	2,054,250	30,300	2,263,410
FedEx Corp.		1,800	186,102	24,300	2,512,377	26,100	2,698,479
General Electric Company		13,000	455,650	165,000	5,783,250	178,000	6,238,900
Masco Corporation		5,000	150,950	66,500	2,007,635	71,500	2,158,585
Rockwell Automation, Inc.		2,900	171,564	32,400	1,916,784	35,300	2,088,348
			1,813,006		21,934,096		23,747,102

Information Technology	11.25%
Analog Devices, Inc.		—	—	36,000	1,291,320	36,000	1,291,320
Avid Technology, Inc. (a)		4,000	219,040	43,500	2,382,060	47,500	2,601,100
Canon Inc. - ADR		3,500	205,905	40,000	2,353,200	43,500	2,559,105
Cisco Systems, Inc. (a)		11,800	202,016	113,800	1,948,256	125,600	2,150,272
First Data Corporation		5,500	236,555	—	—	5,500	236,555
Intel Corporation		9,000	224,640	105,000	2,620,800	114,000	2,845,440
International Business Machines Corporation		2,400	197,280	22,000	1,808,400	24,400	2,005,680
International Rectifier Corporation (a)		5,000	159,500	48,200	1,537,580	53,200	1,697,080
Microsoft Corporation		15,000	392,250	155,000	4,053,250	170,000	4,445,500
Nokia Corp. - ADR		12,000	219,600	147,000	2,690,100	159,000	2,909,700
QUALCOMM Inc.		3,000	129,240	46,000	1,981,680	49,000	2,110,920
Symantec Corporation (a)		11,000	192,500	88,300	1,545,250	99,300	1,737,750
			2,378,526		24,211,896		26,590,422

Materials	2.85%

Alcola, Inc.		8,000	236,560	89,000	2,631,730	97,000	2,868,290
Newmont Mining Corporation		5,000	267,000	67,500	3,604,500	72,500	3,871,500
			503,560		6,236,230		6,739,790

Telecommunication Services	2.04%
ALLTEL Corporation		3,000	189,300	40,500	2,555,550	43,500	2,744,850
Verizon Communications Inc.		5,622	169,335	63,500	1,912,620	69,122	2,081,955
			358,635		4,468,17		4,826,805

Utilities	2.26%
Duke Energy Corporation		5,000	137,250	56,000	1,537,200	61,000	1,674,450
FPL Group, Inc.		3,500	145,460	42,000	1,745,520	45,500	1,890,980
Progress Energy, Inc.		3,600	158,112	37,000	1,625,040	40,600	1,783,152
			440,822		4,907,760		5,348,582
TOTAL COMMON STOCKS			15,045,888		178,316,407		193,362,295

		Principal Amount		Principal Amount		Principal Amount
ASSET BACKED SECURITIES	0.26%
Chemical Master Credit Card Trust 1 5.980%, 09/15/2008		$200,000	200,107	$—	—	$200,000	200,107
Citibank Credit Card Issuance Trust 4.150%, 07/07/2017		150,000	141,711	—	—	150,000	141,711
Federal Home Loan Mortgage Corp. 6.400%, 09/25/2028		222,176	221,480	—	—	222,176	221,480
Green Tree Financial Corporation 6.870%, 01/15/2029		46,929	48,450	—	—	46,929	48,450
TOTAL ASSET BACKED SECURITIES			611,748				611,748

CORPORATE BONDS	0.44%

Financials	0.25%
American Honda Finance Corporation 4.500%, 05/26/2009 (Acquired 05/18/2004, Cost $149,681) (B)		150,000	148,036	—	—	150,000	148,036
Citicorp 7.200%, 06/15/2007		100,000	103,361	—	—	100,000	103,361
General Electric Capital Corporation 3.000%, 06/27/2018 (d)		250,000	226,770	—	—	250,000	226,770
Inter-American Development Bank 8.875%, 06/01/2009		100,000	112,585	—	—	100,000	112,585
			590,752				590,752

Industrials	0.04%
General Electric Company 5.000%, 02/01/2013		100,000	99,948	—	—	100,000	99,948

Telephone Utility	0.15%
Bellsouth Capital Funding Corporation 6.040%, 11/15/2026		200,000	205,846	—	—	200,000	205,846
GTE South, Inc. 6.000%, 02/15/2008		150,000	150,990	—	—	150,000	150,990
			356,836				356,836
TOTAL CORPORATE BONDS			1,047,536				1,047,536

MORTGAGE BACKED SECURITIES	1.42%

Federal Home Loan Bank 4.840%, 01/25/2012		88,268	87,209			88,268	87,209
Federal Home Loan Mortgage Corp.

	% of Net Assets	COUNTRY Balanced Fund		COUNTRY Growth Fund		COUNTRY Growth Fund Pro Forma Combined

		Shares	Value	Shares	Value	Shares	Value

10.150%, 04/15/2006
6.000%, 12/15/2008		40,807	40,995	—	—	40,807	40,995
4.000%,11/15/2018		300,000	274,175	—	—	300,000	274,175
5.000%,11/15/2018		125,000	123,303	—	—	125,000	123,303
5.000%,10/01/2020		100,000	99,013	—	—	100,000	99,013
5.000%,10/15/2031		150,000	145,697	—	—	150,000	145,697
5.000%,02/01/2014		326,001	325,791	—	—	326,001	325,791
4.500%,06/25/2018		200,000	191,058	—	—	200,000	191,058
5.500%,09/01/2025		98,078	97,873	—	—	98,078	97,873
5.500%,02/01/2033		128,527	127,622	—	—	128,527	127,622
5.290%,11/25/2033		100,000	99,281	—	—	100,000	99,281
5.500%,12/01/2035		100,000	99,042	—	—	100,000	99,042
6.500%,02/25/2044		104,996	106,971	—	—	104,996	106,971
6.500%,05/25/2044		90,784	93,004	—	—	90,784	93,004
9.500%,06/15/2009		727	770	—	—	727	770
9.500%,08/15/2009		481	510	—	—	481	510
4.500%,05/20/2014		78,924	77,402	—	—	78,924	77,402
9.000%,07/15/2016		4,034	4,367	—	—	4,034	4,367
4.116%,03/16/2019		95,645	93,537	—	—	95,645	93,537
6.500%,07/15/2029		16,397	17,158	—	—	16,397	17,158

6.000%,06/15/2031		108,747	111,458	—	—	108,747	111,458
6.000%,02/15/2032		57,825	59,279	—	—	57,825	59,279
Master Asset Securitization Trust 5.500%,07/25/2033		101,113	99,407	—	—	101,113	99,407
Morgan Stanley Dean Witter Capital I 5.740%,12/15/2035		200,000	206,187	—	—	200,000	206,187
Mortgage IT Trust 4.250%,02/25/2035		87,664	84,997	—	—	87,664	84,997
Nomura Asset Acceptance Corporation 6.500%,10/25/2034		62,334	63,033	—	—	62,334	63,033
Residential Asset Securitization Trust 4.750%,02/25/2019		99,826	97,112	—	—	99,826	97,112
Wachovia Bank Commercial Mortgage Trust 4.445%,11/15/2035 5.411%,07/15/2041		250,000 200,000	243,083 202,158	— —	— —	250,000 200,000	243,083 202,158
Wells Fargo Mortgage Backed Securities Trust 4.449%,10/25/2033		76,573	73,702	—	—	76,573	73,702
TOTAL MORTGAGE BACKED SECURITIES			3,345,194				3,345,194

U.S. GOVERNMENT AGENCY ISSUES (C)	0.74%

Federal Home Loan Bank:
2.750%,04/05/2007(d)		150,000	146,353	—	—	150,000	146,353
3.000%,03/30/2011(d)		150,000	150,294	—	—	150,000	150,294
4.000%,07/02/2015(d)		200,000	190,777	—	—	200,000	190,777
4.000%,06/19/2018(d)		100,000	95,076	—	—	100,000	95,076
4.250%,06/19/2018(d)		100,000	94,873	—	—	100,000	94,873
4.000%,06/26/2018(d)		150,000	142,133	—	—	150,000	142,133
4.250%,06/26/2018(d)		100,000	95,515	—	—	100,000	95,515
4.250%,07/17/2018(d)		150,000	141,810	—	—	150,000	141,810
4.250%,07/23/2018(d)		200,000	189,031	—	—	200,000	189,031
Federal Home Loan Mortgage Corp. 6.250%,03/05/2012		300,000	304,557	—	—	300,000	304,557
New Valley Generation IV 4.687%,01/15/2022		192,122	190,377	—	—	192,122	190,377
TOTAL U.S. GOVERNMENT AGENCY ISSUES			1,740,796				1,740,796

U.S. TREASURY OBLIGATIONS	1.00%

U.S. Treasury Bond 7.500%,11/15/2016	0.05%	100,000	125,609	—	—	100,000	125,609

U.S. Treasury Inflation Index Bond 2.375%,01/15/2025	0.07%	158,136	166,203	—	—	158,136	166,203

U.S. Treasury Inflation Index Note	0.17%
3.375%,01/15/2012		111,914	120,338			111,914	120,338
3.000%,07/15/2012		110,523	116,861			110,523	116,861
1.875%,07/15/2013		162,296	160,077	—	—	162,296	160,077
			397,276				397,276

U.S. Treasury Notes	0.71%
6.875%,05/15/2006		200,000	201,805	—	—	200,000	201,805
3.125%,05/15/2007		150,000	147,404	—	—	150,000	147,404
2.750%,08/15/2007		100,000	97,414	—	—	100,000	97,414
4.000%,09/30/2007		150,000	148,957	—	—	150,000	148,957
2.625%,05/15/2008		100,000	96,063	—	—	100,000	96,063
4.125%,08/15/2008		300,000	298,348	—	—	300,000	298,348
3.875%,05/15/2009		250,000	246,074	—	—	250,000	246,074
3.875%,07/15/2010		100,000	98,008	—	—	100,000	98,008
4.250%,11/15/2013		150,000	148,570	—	—	150,000	148,570
4.125%,05/15/2015		200,000	195,617	—	—	200,000	195,617
			1,678,260				1,678,260
TOTAL U.S. TREASURY OBLIGATIONS			2,367,348				2,367,348

SHORT TERM INVESTMENTS	14.27%

Commercial Paper	9.29%
American Express Credit Corp. 4.240%,01/10/2006		—	—	3,000,000	2,996,820	3,000,000	2,996,820
American General Finance Corporation 4.240%,01/05/2006		—	—	3,000,000	2,998,587	3,000,000	2,998,587
General Electric Capital 4.280%,01/17/2006		—	—	3,000,000	2,994,293	3,000,000	2,994,293
GMAC Commercial Mortgage Securities Cap Inc. 4.290%,01/12/2006		—	—	3,000,000	2,996,067	3,000,000	2,996,067
LaSalle Bank Corporation 4.230%,01/23/2006		—	—	3,000,000	2,992,245	3,000,000	2,992,245
Prudential Funding Corp. 4.220%,01/24/2006		—	—	4,000,000	3,989,216	4,000,000	3,989,216
Toyota Credit Corporation 4.240%,01/20/2006		—	—	3,000,000	2,993,287	3,000,000	2,993,287
TOTAL COMMERCIAL PAPER		—	—		21,960,515		21,960,515

U.S. Government Agency Obligations (c)	2.11%
Federal National Mortgage Association 4.100%,01/06/2006		—	—	3,000,000	2,997,266	3,000,000	2,997,266
Federal Home Loan Bank 4.140%,01/25/2006		—	—	2,000,000	1,994,480	2,000,000	1,994,480
Total U.S. Government Agency Obligations					4,991,746		4,991,746

Money Market Funds	2.87%	Shares		Shares		Shares
Federated Prime Obligations Fund, 4.14% seven day yield as of 12/31/05		—	—	368,359	368,359	368,359	368,359
Harris Insight Money Market Fund, 4.20% seven day yield as of 12/31/05		—	—	2,909,731	2,909,731	2,909,731	2,909,731
Janus Money Market Fund, 4.19% seven day yield as of 12/31/05		512,025	512,025	3,000,000	3,000,000	3,512,025	3,512,025
			512,025		6,278,090		6,790,115
			512,025		33,230,351		33,742,376

TOTAL INVESTMENTS	99.92%		24,670,535		211,546,758		236,217,293

TOTAL INVESTMENTS AT COST			20,320,363		153,802,723		174,123,08

Other Assets in Excess of Liabilities	0.08%		78,025		121,680		199,705

TOTAL NET ASSETS	100.00%		$24,748,560		$211,668,438		$236,416,998

Footnotes

Percentages are stated as a percent of net assets

ADR - American Depository Receipt
(a) Non-income producing.
(b) RestrictedunderRule144AoftheSecuritiesActof1933.
(c) TheobligationsofcertainU.S.Government-sponsoredentitiesareneitherissuednorguaranteed by the United States Treasury.
(d) Variableratesecurity.TherateisineffectonDecember31,2005.
(e) Foreign Security
See notes to the financial statements.

Statements of Assets & Liabilities-as of 12/31/05

Pro Forma Combined Assets and Liabilities COUNTRY Balanced Fund COUNTRY Growth Fund COUNTRY Growth Fund Pro Forma Combined (unaudited) 12/31/2005
	COUNTRY	COUNTRY		COUNTRY
	Balanced	Growth	Pro Forma	Growth Fund
	Fund	Fund	Adjustments	Pro Forma Combined
Assets:
Investments in securities:
At cost	$20,320,363	$153,802,723		$174,123,086
At value	$24,670,535	$211,546,758		$236,217,293

Cash	17,042	53,184		70,226
Receivable for capital stock sold	8,003	149,468		157,471
Dividends receivable	19,444	247,133		266,577
Interest receivable	76,575	26,995		103,570
Deposit at Distributor	2,178	14,995		17,173
Prepaid expenses and other assets	7,624	22,880		30,504
Total assets	24,801,401	212,061,413		236,862,814

Liabilities:
Payable for capital stock redeemed	250	18,307		18,557
Payable to Advisor	15,812	135,229		151,041
Accrued expenses and other liabilities	36,779	239,439		276,218
Total liabilities	52,841	392,975		445,816
Net Assets	$24,748,560	$211,668,438		$236,416,998

Net Assets Consist of:
Paid in capital	20,207,449	154,535,332		174,742,781
Undistributed net investment income	-	10,160		10,160
Accumulated net realized gain (loss) on investments	190,939	(621,089)		(430,150)
Net unrealized appreciation (depreciation) on investments	4,350,172	57,744,035		62,094,207
Total-representing net assets applicable to outstanding capital stock	$24,748,560	$211,668,438		$236,416,998

Class Y:
Net assets	$20,169,789	$200,145,033		$220,314,822
Shares outstanding	1,317,883	8,427,120	849,254	9,276,374
Net asset value, redemption price and offering price per share	$15.30	$23.75		$23.75

Class A:
Net assets	$4,578,771	$11,523,405		$16,102,176
Shares outstanding	298,228	484,788	192,628	677,416
Net asset value and redemption price per share	$15.35	$23.77		$23.77
Maximum offering price per share	$16.24	$25.15		$25.15

See notes to financial statements

Statement of Operations-FYE 6/30/05 updated to semi-period 12/31/05

Pro Forma Combined Statement of Operations COUNTRY Balanced Fund COUNTRY Growth Fund COUNTRY Growth Fund Pro Forma Combined (unaudited) FortheTwelveMonthsEndedDecember31,2005
	COUNTRY	COUNTRY			COUNTRY
	Balanced	Growth	Pro Forma		Growth Fund
	Fund	Fund	Adjustments		Pro Forma Combined
Investment Income:
Dividends*	$278,665	$3,238,063	$—		$3,516,728
Interest	466,260	911,976	—		1,378,236
Total investment income	744,925	4,150,039	—		4,894,964

Expenses:
12b-1fees	29,402	187,796	—		217,198
Investment advisory fees	187,575	1,507,675	—		1,695,250
Transfer agent fees	22,388	183,614	—		206,002
Professional fees	13,687	107,276	(51,571)	(1)	69,392
Printing	13,111	77,528	—		90,639
Custody fees	4,017	24,521	—		28,538
Trustee's fees	1,215	9,167	—		10,382
Administration fees	27,503	218,572	(75,000)	(2)	171,075
Accounting fees	29,549	130,042	(27,640)	(2)	131,951
Insurance	2,766	22,604	—		25,370
Registration fees	9,885	19,656	(8,485)	(1)	21,056
Other expense	—	406	—		406
Total expenses	341,098	2,488,857	(162,696)		2,667,259
Less: Expenses waived(Note3)	(4,017)	(24,521)	—		(28,538)
Net expenses	337,081	2,464,336	(162,696)		2,638,721
Net Investment Income	407,844	1,685,703	162,696		2,256,243

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	528,172	4,022,210	—		4,550,382
Net change in unrealized appreciation/depreciation
on investments	(128,947)	4,108,218	—		3,979,271
Net realized and unrealized gain(loss)on investments	399,225	8,130,428	—		8,529,653
Increase in Net Assets Resulting from Operations	$807,069	$9,816,131	$162,696		$10,785,896

*Net of foreign taxes with held of:	$135	$18,046	$—		$18,181

(1) The adjustments professional fees and registration fees reflect the elimination of duplicate costs or economies of scale.
(2) The adjustment to the administration and accounting fees reflect the decrease in fees due to new service agreements effective on May 1, 2006.

See notes to financial statements

Notes to Combining Pro Forma Financial Statements of
COUNTRY Balanced Fund and COUNTRY Growth Fund
December 31, 2005
(Unaudited)

1.	Basis of Combination

The COUNTRY Balanced Fund (the “Balanced Fund”) and the COUNTRY Growth Fund (the “Growth Fund”) are each separate series of The COUNTRY Mutual Funds Trust. The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds (formerly operated through four corporations) were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-ended management investment companies. The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and to certain others who meet the standards set out in the Funds’ Prospectus. Both classes of shares have identical voting, dividend, liquidation, and other rights, and the same terms and conditions.

The unaudited pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Balanced Fund and the Growth Fund as if the proposed reorganization occurred as of and for the year ended December 31, 2005. These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2005. The Growth Fund will be the accounting survivor of the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of COUNTRY Balanced Fund and COUNTRY Growth Fund included in the semi-annual report dated December 31, 2005.

The reorganization involves the transfer of all of the assets and stated liabilities of the Balanced Fund to the Growth Fund in exchange for shares of common stock of the Growth Fund, and the pro rata distribution of such shares of the Growth Fund to the shareholders of the Balanced Fund, as provided in the Agreement and Plan of Reorganization. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Balanced Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation: In valuing a Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

3.	Fees

Advisory and Other Related Party Transactions: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the “Advisor”) provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund: Growth Fund 0.75% and Balanced Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds’ Custodian, without compensation after voluntary waivers.

Distribution Services Agreements: Quasar Distributors, LLC serves as the Funds’ Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the “Plans”), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each

5.	Capital Shares

The pro forma net asset values per share assume that the issuance of Growth Fund shares to the Balanced Fund would have occurred at December 31, 2005 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2005:

Class of Shares	Shares Outstanding at December 31, 2005	Additional Shares issued in the Reorganization	Pro Forma Shares at December 31, 2005

Class Y	8,427,120	849,254	9,276,374
Class A	484,788	192,628	677,416

6.	Taxes

Federal Income Taxes: The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provision for Federal income taxes have been recorded in the accompanying financial statements.

PROXY CARD

COUNTRY MUTUAL FUNDS TRUST

COUNTRY BALANCED FUND

 3 EASY WAYS TO VOTE YOUR PROXY

PHONE:         To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.

INTERNET:   Vote on the Internet at www.proxyweb.com and follow the on-line instructions.

MAIL:            Return the signed Proxy Card in the accompanying envelope which requires no postage if mailed in the United States.

If you vote by Telephone or Internet, do not mail back this card.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 18, 2006

The undersigned holder of shares of beneficial interest of the COUNTRY BALANCED FUND (the “Fund”) hereby constitutes and appoints Paul M. Harmon, or in his absence, Kurt F. Bock, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on Monday, September 18, 2006 at 1:00 p.m., Central time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED ENVELOPE
AS SOON AS POSSIBLE.

Date:_________________, 2006

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

1. To approve a Plan of Reorganization providing for (i) the acquisition of all of the assets of the COUNTRY Balanced Fund by the COUNTRY Growth Fund in exchange for shares of the COUNTRY Balanced Fund and the assumption of all liabilities of the COUNTRY Balanced Fund by the COUNTRY Growth Fund and (ii) the subsequent termination and liquidation of the COUNTRY Balanced Fund.

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.
FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

COUNTRY MUTUAL FUNDS TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article VII of the Registrant’s Declaration of Trust provides the following:

Section 2. Limitation of Liability.

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, any Trustee, or any officer, Manager, Sub-Manager, agent, employee, or Principal Underwriter of the Trust. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder, provided however, that a Trustee shall not be liable for errors of judgment or mistakes of fact or law.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series of the Trust for payment under such credit, contract, or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefore.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his, her or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustee, officer, or Shareholder individually.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Section 3(b) of this Article:

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative or other, including appeals), threatened, pending or completed, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 3(a) of this Article shall be paid by the Trust or Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust, unless it is ultimately determined that he or she is entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, or (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Article VI of the Registrant’s Bylaws provides the following:

Section 2. Indemnification.

Subject to the exceptions and limitations contained in Section 3 of this Article VI, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

Section 3. Limitations, Settlements.

No indemnification shall be provided hereunder to an agent:

(a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or

(b) with respect to any proceeding disposed of by settlement without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i) by the court or other body before which the proceeding was brought;

(ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

Item 16.	Exhibits

(1)	Declaration of Trust (1)
(2)	By-Laws (2)
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization.*
(5)	Not Applicable.
(6)	(a)	The Trust’s Investment Advisory Agreement with respect to the Growth, Balanced, Tax-Exempt, Short-Term Bond and Bond Funds, effective November 1, 2001. (3)
	(b)	First Amendment to the Investment Advisory Agreement. (10)
	(c)	The Trust’s Investment Advisory Agreement with respect to the VP Growth, VP Balanced, VP Short-Term Bond and VP Bond Funds, dated July 21, 2003. (4)
	(d)	First Amendment to the Investment Advisory Agreement.(10)
(7)	(a)	The Trust’s Underwriting Agreement with respect to the Growth, Balanced, Tax-Exempt, Short-Term Bond and Bond Funds. (5)
________________________________
*    Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(b) The Trust’s Underwriting Agreement with respect to the VP Growth, VP Balanced, VP Short-Term Bond and VP Bond Funds, dated July 21, 2003. (6)
(8)	Not Applicable.
(9)	Custodian Agreement, effective November 1, 2001. (7)
(10)	(a) Rule 12b-1 Plan effective November 1, 2001. (8)
(b) Rule 18f-3 Plan. The Trust’s Rule 18f-3 Plan with respect to the Growth, Balanced, Tax-Exempt, Short-Term Bond and Bond Funds, effective November 1, 2001. (9)
(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters. (10)
(12)	Form of opinion of Dechert LLP regarding tax matters.(10)
(13)	Not Applicable.
(14)	Consent of Independent Registered Public Accounting Firm. (filed herewith)
(15)	Not Applicable.
_____________________________________

(1)	Filed with Registration Statement No. 333-68270 on August 21, 2001.
(2)	Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-68270 on April 28, 2006.
(3)	Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-68270 on November 1, 2001.
(4)	Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-68270 on September 10, 2003.
(5)	Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-68270 on November 1, 2001.
(6)	Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-68270 on September 10, 2003.
(7)	Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-68270 on November 1, 2001.
(8)	Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-68270 on November 1, 2001.
(9)	Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-68270 on November 1, 2001.
(10)	Filed with the initial Registration Statement on Form N-14 on July 13, 2006 (File No. 333-135753).

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of Registrant in the City of Bloomington and the State of Illinois on the 16th of August, 2006.

COUNTRY MUTUAL FUNDS TRUST

/s/ Philip T. Nelson*
Philip T. Nelson
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	Date
/s/ Philip T. Nelson* Philip T. Nelson	President (Principal Executive Officer and Trustee)	August 16, 2006
/s/ Kurt F. Bock Kurt F. Bock	Treasurer (Principal Financial and Accounting Officer)	August 16, 2006
/s/ Nancy J. Erickson* Nancy J. Erickson	Trustee	August 16, 2006
/s/ Leland A. Strom* Leland A. Strom	Trustee	August 16, 2006
/s/ Charlot R. Cole* Charlot R. Cole	Trustee	August 16, 2006
/s/ William G. Beeler* William G. Beeler	Trustee	August 16, 2006
/s/ Roger D. Grace* Roger D. Grace	Trustee	August 16, 2006
/s/ David A. Downs* David A. Downs	Trustee	August 16, 2006
/s/ Robert W. Weldon* Robert W. Weldon	Trustee	August 16, 2006
*By: /s/ Paul M. Harmon Paul M. Harmon as Attorney-in-Fact

*	Pursuant to Powers of Attorney filed on October 31, 2005 as a part of Post-Effective Amendment No. 17 to the Trust’s Registration Statement.

INDEX OF EXHIBITS

(14)	Consent of Independent Registered Public Accounting Firm.